UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

SCOTT'S LIQUID GOLD-INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 E. Crescent Parkway Suite 450
Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 373-4860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2023, Scott’s Liquid Gold-Inc. (the “Company”), Horizon Kinetics LLC (“Horizon Kinetics”) and HKNY ONE, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of Horizon Kinetics by the Company. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, upon obtaining the requisite shareholder approval, (i) the Company will convert from a Colorado to a Delaware corporation, increase its authorized shares of common stock and change its name and (ii) Merger Sub will be merged with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity (collectively, the “Merger”).

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Board of Directors (the “Board”) of the Company, if the Merger is completed, all of the ownership interests that Horizon Kinetics’ members hold in Horizon Kinetics will be converted into an aggregate number of shares of the Company’s common stock (such number, the “Merger Shares”) equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by $1.25. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (i) stipulated to be $200 million if and only if Horizon Kinetics’ regulatory assets under management (“AUM”) are between $6 billion and $8 billion, and (ii) otherwise is calculated by multiplying AUM by a factor of 0.03. The Company currently expects its legacy shareholder ownership to be between 2% and 4% of the pro forma combined company. However, the exact percentage may be different and will reflect the number of Merger Shares calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing.

If the Merger is completed, the Company is obligated to expand its Board to seven members, with all but one of its existing directors resigning, and the remaining seats filled by candidates selected by Horizon Kinetics.

The Company and Horizon Kinetics have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, each of the Company and Horizon Kinetics is required, among other things, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the closing of the Merger. In addition, neither the Company nor Horizon Kinetics may solicit alternative business combination transactions and, subject to certain exceptions, may not engage in discussions or negotiations regarding any alternative business combination transaction. The Company is required to seek shareholder approval of the conversion of the Company from a Colorado corporation to a Delaware corporation and the amendment of the Company’s articles of incorporation to increase the authorized shares of Company’s common stock and to change the name of the Company. The Company will call and hold a shareholders meeting seeking to obtain such approvals. Finally, Horizon Kinetics will engage in a pre-closing restructuring pursuant to which one or more of its member corporations will be merged with and into Horizon Kinetics.

The Merger Agreement provides that the Merger Shares will be issued under an exemption from registration under the Securities Act of 1933, as amended, and subject to certain transfer restrictions.

Completion of the Merger is subject to certain conditions, including, among others: (i) receipt of the Required Approvals by the Company’s shareholders, (ii) the absence of any court order, law, or rule prohibiting the completion of the Merger, (iii) the parties having agreed on the number of Merger Shares to be issued calculated in accordance with the Merger Agreement, (iv) Horizon Kinetics’ security holders having entered into standard investor representation letters, (v) the Company’s delivery of certain directors’ signed resignations to Horizon Kinetics, and (vi) the delivery of certain financial statements. The obligation of each party to complete the Merger is also conditioned upon the accuracy (in certain cases subject to a materiality qualifier) of the other party’s representations and warranties, the other party having performed in all material respects its obligations under the Merger Agreement, and the absence of material adverse effects.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Horizon Kinetics. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them rather than establishing matters as facts, and may be subject to standards of materiality that differ from those applicable to investors and security holders. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Horizon Kinetics or their respective businesses. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company that it includes in reports, statements, and other filings it makes with the Securities and Exchange Commission (“SEC”).

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 21, 2023, the Board’s Audit Committee approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm for the Company's year ending December 31, 2023 and the subsequent interim periods, contingent upon Weinberg completing customary client acceptance procedures.

During the Company’s two most recent years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through December 21, 2023, neither the Company nor anyone on its behalf consulted with Weinberg regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Weinberg concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2023, the Board and the Company’s President and Principal Executive Officer, Tisha Pedrazzini, agreed that Ms. Pedrazzini will resign as the Company’s Chief Executive Officer and a director effective December 31, 2023 (the “Effective Date”). On December 21, 2023, the Board, with effect from the Effective Date, reduced the size of the Board to three seats and appointed David M. Arndt to the hold the position of President and Principal Executive Officer in addition to continuing to serve as the Company’s Chief Financial Officer. While his existing employment agreement will not be renewed past March 31, 2024, his annual salary, should he remain in such roles after March 31, 2024, is expected to remain at $205,000.

The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. Arndt is incorporated herein by reference to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2023.

Item 7.01 Regulation FD Disclosure

On December 26, 2023, the Company issued a press release announcing execution of the Merger Agreement and change in management. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information for Investors and Shareholders

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger between the Company and Horizon Kinetics, the Company will be filing documents with the SEC, including a definitive proxy statement (the “Merger Proxy Statement”). Before making any voting or investment decision, investors and shareholders are urged to read carefully the Merger Proxy Statement and any other relevant documents filed by the Company with the SEC when they become available because they will contain important information about the Merger. You may obtain copies of all documents filed with the SEC regarding these transactions, free of charge, at the SEC’s website (www.sec.gov), by accessing the Company’s website at www.slginc.com under the heading “Investor Relations” and from the Company by directing a request to the Company at 8400 E. Crescent Parkway, Suite 450, Greenwood Village, CO, 80111, Attention: Chief Financial Officer.

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. You can find information about the Company’s directors and executive officers in its definitive proxy statement filed with the SEC on April 28, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Merger Proxy Statement and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from the Company using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Merger, including the expected closing, the size and financial health of the combined company, the number of shares issuable in the Merger and the percentage of the combined company expected to be owned by the Company’s current shareholders on a post-transaction basis, and the expected benefits from such transaction, including the creation of value for the shareholders of the combined company. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentence and other statements regarding our, Horizon Kinetics’ or the combined company’s future financial position and results of operations, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, Horizon Kinetics, or the combined company, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs as a combined company.

Important factors that could cause actual results to differ from those in the forward-looking statements include: the possibility that the Merger does not close, including due to failure to satisfy closing conditions, including the failure of the parties to obtain required approvals in connection with the Merger, or does not close within the expected timeframe; the possibility that anticipated benefits from the Merger will not be realized, or will not be realized within the expected time period; disruption from the Merger making it more difficult to maintain business and operational relationships; the Merger having an adverse effect on our stock price; and other risks.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 31, 2022 and our Forms 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2023, and will be contained in our SEC filings in connection with the Merger, including the Merger Proxy Statement. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT'S LIQUID GOLD-INC.

Date:	December 26, 2023	By:	/s/ David M. Arndt
David M. Arndt Chief Financial Officer